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(212) 318-6053

keithpisani@paulhastings.com

January 24, 2007	71295.00001

VIA EDGAR

Ms. Song P. Brandon

Division of Corporation Finance

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Immtech Pharmaceuticals, Inc.

Schedule 14A

File No. 1-14907

Dear Ms Brandon:

On behalf of Immtech Pharmaceuticals, Inc. (the “Company”), we are transmitting for filing the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”). The Company expects to release the Proxy Statement to stockholders on or around January 24, 2007.

As discussed with you, we have revised the Proxy Statement in response to a comment received from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) conveyed by letter dated December 28, 2006 relating to the Company’s preliminary proxy statement filed with the Commission on December 22, 2006. We have incorporated the comment into this response letter in italics and have provided the Company’s response below.

Proposal 2: Approval to Increase Board Membership

1.

Please disclose any current intentions or plans to nominate any particular individual or individuals to the board if the proposal is approved. If you have no current intentions or understandings to nominate any particular individual or persons, please provide a statement to that fact.

The Company has revised the disclosure on page 27 of the Proxy Statement in response to the Staff’s comment.

*          *        *

Ms. Song P. Brandon

January 24 2007

If you have any questions, or if it would expedite your review in any way, please do not hesitate to contact the undersigned at the number above or Betty Brower at (203) 961-7429.

Sincerely,

/s/ Keith Pisani

Keith Pisani

of PAUL, HASTINGS, JANOFSKY & WALKER LLP

Enclosures

cc:	Gary Parks
Chief Financial Officer
Immtech Pharmaceuticals, Inc.
Betty Brower, Esq.